Exhibit 99.1

News from Conduent
Conduent Incorporated
100 Campus Drive
Florham Park, N.J. 07932

www.Conduent.com

Conduent Announces Agreement to Sell its Midas Suite of Solutions to symplr

Transaction expected to close in the first quarter of 2022

Companies to focus on seamless transition for clients and associates

FLORHAM PARK, N.J., January 4, 2022 – Conduent Incorporated (Nasdaq: CNDT), a business process services and solutions company, today announced a definitive agreement to sell its Midas Suite of Solutions to symplr®, a global leader in healthcare operations, including governance, risk management, and compliance SaaS solutions, backed by Clearlake Capital Group, L.P. (together with its affiliates, “Clearlake”) and Charlesbank Capital Partners (“Charlesbank”).

The sale, for $340 million in cash, consists of the Midas suite of patient safety, quality, and advanced analytics solutions, including DataVision and Statit, supporting approximately 2,200 healthcare facilities. The Midas suite of solutions generated $72 million in 2020 revenue. The transaction is expected to close in the first quarter of 2022, subject to the satisfaction of customary closing conditions and regulatory approvals.

“As part of our strategy to streamline our portfolio, we consider divestitures of select businesses in order to enhance shareholder and client value,” said Cliff Skelton, Conduent President and CEO. “We believe this is a mutually beneficial transaction which will allow us to advance our capital allocation priorities. We are focused on providing a seamless transition for our associates and clients and are committed to delivering robust business process solutions to all industries, including the healthcare industry.”

While Midas is a key partner to healthcare providers, it operates largely independent of Conduent’s other healthcare offerings. Conduent’s core offerings will continue to include a range of solutions for the healthcare industry that enhance member experiences, elevate claims automation, and optimize key business operations to drive process and cost efficiencies across the healthcare ecosystem. These solutions include patient engagement, care management and claims processing. Conduent’s offering set will continue to include community health solutions such as Healthy Communities Institute, a platform that provides centralized community data for health, social and economic indicators to identify and track social determinants of health.

For more than 30 years, symplr has been committed to improving healthcare operations through its software-as-a-service (“SaaS”) based solutions, driving better operations for better outcomes. Midas strengthens symplr’s comprehensive healthcare operations solutions, especially in the areas of risk management and compliance, which help enterprise customers to efficiently navigate the unique complexities of integrating critical business operations systems in healthcare.

“The addition of the Midas Suite of Solutions to symplr’s current best-in-class compliance, quality, and safety offerings will bolster our ability to improve patient safety and outcomes by efficiently measuring and managing risk, quality, and compliance,” said BJ Schaknowski, CEO of symplr. “We’re excited to further enhance our customers’ ability to achieve truly connected, integrated, enterprise-wide operational efficiencies in ways that no single point solution can achieve.”

Sidley Austin LLP provided legal counsel for symplr and Holland & Knight LLP provided legal counsel for Conduent.

About Conduent

Conduent delivers mission-critical services and solutions on behalf of businesses and governments – creating exceptional outcomes for its clients and the millions of people who count on them. Through process, technology and our diverse and dedicated associates, Conduent solutions and services automate workflows, improve efficiencies, reduce costs and enable revenue growth. It’s why most Fortune 100 companies and over 500 government entities depend on Conduent every day to manage their essential interactions and move their operations forward.

Conduent’s differentiated services and solutions improve experiences for millions of people every day, including three out of every four U.S. insured patients, 10 million employees who use its HR Services, and nearly 18 million benefits recipients. Conduent’s solutions deliver exceptional outcomes for its clients including $16 billion in savings from medical bill review of workers compensation claims, up to 40% efficiency increase in HR operations, up to 27% reduction in government benefits costs, up to 40% improvement in finance, accounting and procurement expense, and improved customer service interaction times by up to 20% with higher end-user satisfaction. Learn more at https://www.conduent.com.

About symplr

symplr’s comprehensive healthcare operations cloud-based software solutions, anchored in governance, risk management, and compliance, enable the symplr enterprise customers to efficiently navigate the unique complexities of integrating critical business operations in healthcare. For over 30 years, symplr’s customers have trusted symplr’s expertise and depended on their provider data management, workforce and talent management, contract management, spend management, access management, and compliance, quality, and safety software solutions to help drive better operations for better outcomes. Learn how at www.symplr.com.

About Clearlake Capital

Clearlake Capital Group, L.P. is an investment firm founded in 2006 operating integrated businesses across private equity, credit, and other related strategies. With a sector-focused approach, the firm seeks to partner with management teams by providing patient, long-term capital to businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials, and consumer. Clearlake currently has over $55 billion of assets under management and its senior investment principals have led or co-led over 300 investments. The firm has offices in Santa Monica and Dallas. More information is available at www.clearlake.com and on Twitter @ClearlakeCap.

About Charlesbank Capital Partners

Based in Boston and New York, Charlesbank Capital Partners is a middle-market private investment firm with more than $15 billion of capital raised since inception. Charlesbank focuses on management-led buyouts and growth capital financings, and also engages in opportunistic credit and technology investments. The firm seeks to build companies with sustainable competitive advantage and excellent prospects for growth. For more information, please visit www.charlesbank.com.

Conduent Forward-Looking Statements

This release and any attachments to this release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” “continue to,” “if,” “growing,” “projected,” “potential,” “likely,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, statements regarding our expectations that the transaction is expected to close in the first quarter of 2022; our belief that this is a mutually beneficial transaction which will allow us to advance our capital allocation priorities; that Conduent’s core offerings will continue to include a range of solutions for the healthcare industry that enhance member experiences, elevate claims automation, and optimize key business operations to drive process and cost efficiencies across the healthcare ecosystem, and that Conduent’s offering set will continue to include community health solutions such as Healthy Communities Institute, a platform that provides centralized community data for health, social and economic indicators to identify and track social determinants of health. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release, any exhibits to this press release and other public statements we make. Our actual results may vary materially from those expressed or implied in our forward-looking statements. These forward-looking statements are also subject to the significant continuing impact of the COVID-19 pandemic on our business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted.

Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: the significant continuing effects of the ongoing COVID-19 pandemic on our business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted; government appropriations and termination rights contained in our government contracts; our ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our reliance on third-party providers; our ability to deliver on our contractual obligations properly and on time; changes in interest in outsourced business process services; risk and impact of geopolitical events, natural disasters and other factors (such as pandemics, including coronavirus) in a particular country or region on our workforce, customers and vendors; claims of infringement of third-party intellectual property rights; our ability to estimate the scope of work or the costs of performance in our contracts; the loss of key senior management and our ability to attract and retain necessary technical personnel and qualified subcontractors; increases in the cost of telephone and data services or significant interruptions in such services; our failure to develop new service offerings and protect our intellectual property rights; our ability to modernize our information technology infrastructure and consolidate data centers; the failure to comply with laws relating to individually identifiable information and personal health information; the failure to comply with laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our information systems or security systems or any service interruptions; our ability to comply with data security standards; changes in tax and other laws and regulations; risk and impact of potential goodwill and other asset impairments; our significant indebtedness; our ability to obtain adequate pricing for our services and to improve our cost structure; our ability to collect our receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from or failure of significant clients; fluctuations in our non-recurring revenue; our failure to maintain a satisfactory credit rating; our ability to receive dividends or other payments from our subsidiaries; developments in various contingent liabilities that are not reflected on our balance sheet, including those arising as a result of being involved in a variety of claims, lawsuits, investigations and proceedings; conditions abroad, including local economics, political environments, fluctuating foreign currencies and shifting regulatory schemes; changes in government regulation and economic, strategic, political and social conditions; changes in the volatility of our stock price and the risk of litigation following a decline in the price of our stock; the impact of the ongoing COVID-19 pandemic; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our 2020 Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this release speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

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For Conduent:

Media Contact:

Sean Collins

Conduent

Sean.Collins2@conduent.com

+1-310-497-9205

Investor Relations Contact:

Giles Goodburn

Conduent

giles.goodburn@conduent.com

+1-203-216-3546

For symplr / Clearlake:

Jennifer Hurson

Lambert & Co.

845-507-0571

jhurson@lambert.com

For Charlesbank:

Maura Turner

617-619-5457

mturner@charlesbank.com

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Conduent is a trademark of Conduent Incorporated in the United States and/or other countries. All other product and brand names are trademarks and/or registered trademarks of their respective companies.